                                                                    EXHIBIT 24.2

                             GMAC RFC HOLDING CORP.

                  UNANIMOUS WRITTEN CONSENT OF SOLE SHAREHOLDER

                                DECEMBER 20, 2005

     We, the undersigned, are the members of the Board of Directors of GMAC RFC
Holding Corp., a Michigan corporation (the "Corporation"), the sole shareholder of Residential Funding Corporation ("RFC") and Residential Funding Mortgage
Securities I, Inc. ("RFMSI"). By execution of this Unanimous Written Consent, the Board of Directors unanimously consents to and authorizes the actions hereinafter set forth. This Unanimous Written Consent shall be in lieu of actions presented at a formal meeting of the Board of Directors of the
Corporation, and the resolution shall have the same force and effect as if adopted at a meeting of the Board of Directors of the Corporation called for the purpose of its adoption:

     RESOLVED, that the actions approved and recommended by the Board of
Directors of RFC pursuant to a Unanimous Written Consent of Directors in Lieu of
Meeting of Board of Directors, dated December 20, 2005, and resolutions approved and adopted by the Board of Directors of RFMSI pursuant to a Unanimous Written
Consent of Directors in Lieu of Meeting of Board of Directors, dated December
20, 2005, relating to the authorization, registration, creation, issuance and sale by RFMSI of up to $10,000,000,000 of Mortgage Pass-Through Certificates,
and the master servicing, servicing, administration or managing of the assets backing those Mortgage Pass-Through Certificates by RFC are hereby approved and authorized.

     IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous
Written Consent this 20th day of December, 2005.

/s/ Davee L. Olson                       /s/ Bruce J. Paradis
--------------------------------------   ---------------------------------------
Davee L. Olson                           Bruce J. Paradis

/s/ David C. Walker
--------------------------------------
David C. Walker

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                DECEMBER 20, 2005

     The undersigned, being all the Directors of Residential Funding Mortgage
Securities I, Inc., a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation:

          RESOLVED, that the President, the Chief Financial Officer, the
     Treasurer, the Assistant Treasurer, the Directors and other officers specifically authorized by the Board of Directors in writing in their capacities as such be, and they hereby are, authorized to sign on behalf of the Corporation, a Registration Statement constituting a filing on Form S-3 with respect to the registration of up to $1,000,000 of mortgage pass-through certificates (the "Certificates") (such registration statement, in the form in which it was executed and to be filed on or about
     December 20, 2005, together with any amendment (the "Pre-Effective
     Amendment") thereto which shall be subsequently executed and filed, in order to effect the registration of an additional $10,000,000,000 of
     Certificates, including any and all exhibits thereto, is hereby called the
     "Registration Statement"); and the President, the Secretary, any Executive
     Vice President, any Senior Vice President, any Vice President, and any
     other officer specifically authorized by the Board of Directors in writing
     (the "Authorized Officers") or the Secretary is hereby authorized to cause the same to be filed with the Securities and Exchange Commission in accordance with the provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Commission's rules and regulations thereunder;

          RESOLVED, that the Authorized Officers be, and they hereby are, also authorized to sign on behalf of the Corporation and cause to be filed such amendments and supplements to the Registration Statement, including, without limitation, the financial statements and schedules, exhibits and forms of Prospectus and Prospectus Supplements (including any preliminary prospectus or similar document) (the "Prospectus" and "Prospectus
     Supplements," respectively) required as a part thereof, which such
     Authorized Officers in their sole discretion find necessary or desirable in order to effect the registration and takedown therefrom;

          RESOLVED, that the Authorized Officers of the Corporation and its counsel be, and each of them, with full authorization to act without the others, hereby is, authorized to appear on behalf of the Corporation before the Securities and Exchange Commission in connection with any matter relating to the Registration Statement and to any amendment thereto;

          RESOLVED, that the President of the Corporation, is hereby designated to act on behalf of the Corporation as the agent for service of process in connection with the Registration Statement (including any Pre-Effective
     Amendment) and authorized to receive notices and communications from the
     Securities and Exchange Commission in connection with the Registration
     Statement and any amendments thereto;

          RESOLVED, that the Authorized Officers be, and each of them, with full authority to act without the others, hereby is, authorized to execute, in the name and on behalf of the Corporation, one or more Powers of Attorney, constituting and appointing Lisa R. Lundsten the attorney-in-fact and agent of the Corporation, with full power to act without the others, to sign the
     Registration Statement (including any Pre-Effective Amendment) and any and all amendments thereto, with power where appropriate to affix the corporate seal of the Corporation and to attest said seal, to file the Registration
     Statement (including any Pre-Effective Amendment) and each amendment so signed with all exhibits thereto with the Securities and Exchange
     Commission;

          RESOLVED, that the Authorized Officers, the Secretary or any Assistant
     Secretary of the Corporation be, and each of them with full authority to act without the others, hereby is, authorized and directed in the name and on behalf of the Corporation to take any and all action which he or she may deem necessary or advisable in order to obtain a permit, register or qualify the Certificates for issuance and sale or to request an exemption from registration of the Certificates, to register or obtain a license for the Corporation as a dealer or broker under the securities laws of such of the states of the United States of America or other jurisdictions, including (but not limited to) Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers, agreements, documents and instruments as may be deemed by such officer to be useful or advisable to be filed, and that the Board of Directors hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuer's covenants, irrevocable consents to service; of process, powers of attorney and other papers, agreements, documents and instruments if (i) in the opinion of the officer of the Corporation so acting the adoption of such resolutions is necessary or advisable and (ii) the Secretary of the
     Corporation evidences such adoption by filing with this Unanimous Written
     Consent copies of such resolutions, which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in this Unanimous
     Written

                                        2

     Consent as part of this resolution with the same force and effect as if included herein, and that the Authorized Officers, the Secretary or any
     Assistant Secretary of the Corporation take any and all further action which they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Corporation;

          RESOLVED, that it is in the best interests of the Corporation that the
     Certificates be qualified or registered for sale in various states, that the Authorized Officers, the Secretary or any Assistant Secretary of the
     Corporation and its counsel are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the Certificates as said Authorized Officers, the Secretary or any Assistant Secretary may deem advisable, that said Authorized Officers,
     Secretary or any Assistant Secretary are hereby authorized to perform on behalf of the Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process, and the execution by such Authorized Officers,
     Secretary or any Assistant Secretary of any such paper or document or the performance by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and ratification by the Corporation of the papers and documents to be executed and the action so taken;

          RESOLVED, that (i) the establishment of the trust fund for any series
     (a "Series") of Certificates (the "Trust Fund"), (ii) the issuance and sale of the Certificates of such Series, with such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in the Registration Statement and, the
     Prospectus, and Prospectus Supplement and any Private Placement Memorandum
     (if applicable a "Private Placement Memorandum") relating to such Series and (iii) the conveyance to the Trust Fund of mortgage loans (or other collateral described in the Registration Statement) backing the
     Certificates which constitute such Series, in return for such Certificates or other good and valuable consideration, are hereby approved by the
     Corporation;

          RESOLVED, that (i) the proposed form and terms of the Pooling and
     Servicing Agreement or Indenture, Trust Agreement, Servicing Agreement,
     Custodial Agreement or any other similar or related agreement, document or instrument, as the case may be, for any Series of Certificates (together, the "Offering Documents") (as described in the Registration Statement and the Prospectus, Prospectus Supplement and any Private Placement Memorandum
     (if applicable) relating to such Series) are hereby approved by the
     Corporation and (ii) the Authorized Officers be, and each of them hereby is, authorized to execute and deliver the Offering Documents, generally in the form constituting a part of the Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized
     Officers may deem necessary or advisable;

                                        3

          RESOLVED, that the preparation of any Prospectus, Prospectus
     Supplement and any Private Placement Memorandum relating to the
     Certificates of a Series and the use of such Prospectus Supplement and
     Prospectus and any Private Placement Memorandum in connection with the sale of the Certificates offered thereby is hereby approved;

          RESOLVED, that the proposed form and terms of any Assignment and
     Assumption Agreement or Mortgage Loan Purchase Agreement or any similar agreement, document or instrument relating to the sale of mortgage loans
     (or other collateral described in the Registration Statement) by
     Residential Funding Corporation ("RFC") to the Corporation, and as
     described in the Registration Statement, the Prospectus and Prospectus
     Supplement and any Private Placement Memorandum (if applicable) for any
     Series, are hereby approved by the Corporation, and each of the Authorized
     Officers is and shall be authorized to execute and deliver on behalf of the
     Corporation any such Assignment and Assumption Agreement or Mortgage Loan
     Purchase Agreement, as the case may be, generally in a form constituting part of the Registration Statement or previously executed by the
     Corporation between RFC and the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

          RESOLVED, that the proposed form and terms of any Underwriting
     Agreement or similar agreement among one or more underwriters, RFC and the
     Corporation, as described in the Registration Statement and any Prospectus and Prospectus Supplement for any Series are approved, and each of the
     Authorized Officers is and shall be authorized to execute and deliver any such Underwriting Agreement, generally in a form constituting part of the
     Registration Statement or previously executed by the Corporation, with such changes as any of the Authorized Officers may deem necessary or advisable;

          RESOLVED, that the proposed form and terms of any Purchase Agreement,
     Placement Agreement or similar agreement among one or more purchasers or placement agents, RFC and the Corporation, as described in the Private
     Placement Memorandum for any Series are approved, and each of the
     Authorized Officers is and shall be authorized to execute and deliver any such Purchase Agreement or Placement Agreement, generally in a form previously executed by the Corporation, with such changes as any of the
     Authorized Officers may deem necessary or advisable;

          RESOLVED, that any Insurance Agreement, Letter of Credit or similar agreement for any Series, among the Corporation, the insurer and others, generally in a form constituting part of the Registration Statement or previously executed by the Corporation, are approved, and each of the
     Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

          RESOLVED, that any Indemnification Agreement or similar agreement for any Series, among the Corporation, the insurer and others, generally in a form

                                        4

     constituting part of the Registration Statement or previously executed by the Corporation, are approved, and each of the Authorized Officers is and shall be authorized to execute and deliver any such agreement, with such changes as any of the Authorized Officers may deem necessary or advisable;

          RESOLVED, that each Authorized Officer is authorized to request the
     Trustee under the applicable Articles and Sections of the Pooling and
     Servicing Agreement or Indenture and Trust Agreement, as the case may be, to authenticate, or cause the Certificate Registrar to authenticate, the
     Certificates of any Series and to deliver the same in accordance with the orders of the Corporation;

          RESOLVED, that, upon such request, the execution of the Certificates for such Series by the Trustee under the Pooling and Servicing Agreement or the Indenture and Trust Agreement, as the case may be, and their authentication by the Trustee or the Certificate Registrar is authorized by the Corporation, and each Authorized Officer is authorized to, upon receipt of the price for the underwritten Certificates or purchased Certificates stated in any Underwriting Agreement, Purchase Agreement or Placement
     Agreement to be paid to the Corporation, deliver, or cause to be delivered, such underwritten Certificates or purchased Certificates in accordance with the terms of such Underwriting Agreement, Purchase Agreement or Placement
     Agreement;

          RESOLVED, that any class or classes of Certificates of any Series created and issued under any Pooling and Servicing Agreement or Indenture and Trust Agreement, as the case may be, are hereby authorized to be sold pursuant to any Underwriting Agreement, Purchase Agreement or Placement
     Agreement, or any similar agreement, generally in a form previously executed by the Corporation, with such changes as any of the Authorized
     Officers may deem necessary or advisable, either at the time of issuance or thereafter, including for the purpose of creating a new Series of
     Certificates;

          RESOLVED, that execution of any agreement, instrument or document by an Authorized Officer of the Corporation pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that
     Authorized Officer's authority to execute, such agreement, instrument or document;

          RESOLVED, that the Authorized Officers, the Secretary or any Assistant
     Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the
     Authorized Officers, the Secretary or any Assistant Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions or of a Certificate of Approval;

          RESOLVED, that the Authorized Officers, the Secretary, any Assistant
     Secretary of the Corporation or any attorney-in-fact of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to any

                                        5

     of the foregoing resolutions or pursuant to a Certificate of Approval by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

          RESOLVED, that any actions of the Board of Directors, the Authorized
     Officers, the Secretary or any Assistant Secretary of the Corporation in
     furtherance of the purposes of the foregoing resolutions or of a
     Certificate of Approval, whether taken before or after the adoption or effectiveness of these resolutions or the execution of a Certificate of
     Approval, respectively, are hereby approved, confirmed, ratified and adopted and shall be approved, confirmed, ratified and adopted upon execution of such Certificate of Approval.

                                        6

     IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous
Written Consent this 20th day of December, 2005.

/s/ Davee L. Olson                       /s/ Bruce J. Paradis
--------------------------------------   ---------------------------------------
Davee L. Olson                           Bruce J. Paradis

/s/ David C. Walker
--------------------------------------
David C. Walker

                                                                       EXHIBIT A

                             CERTIFICATE OF APPROVAL
                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

     Residential Funding Mortgage Securities I, Inc. (the "Corporation") is
authorized to execute the agreements and to take such other action as described in the resolutions adopted by Unanimous Written Consent of Directors in Lieu of
Meeting of Board of Directors of the Corporation dated __________ ___, 2005 with respect to the issuance and sale of the Certificates of the Series described below upon the execution of this Certificate of Approval by the undersigned officers, acting pursuant to authority granted to them in said Unanimous Written
Consent:

     Series __________, Class(es) __________, to be issued on __________, pursuant to a Pooling and Servicing Agreement or Indenture, as the case maybe, dated as of __________ among the Corporation, Residential Funding Corporation and _______________ as Trustee.

Date: ___________________               RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES I, INC.*

                                        By:
                                            ------------------------------------
                                            President

                                        By:
                                            ------------------------------------
                                            Treasurer

                                        By:
                                            ------------------------------------
                                            Acting Chief Financial Officer

* At least two of the three designated officers must sign.

                         RESIDENTIAL FUNDING CORPORATION

                     UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                    IN LIEU OF MEETING OF BOARD OF DIRECTORS

                                DECEMBER 20, 2005

     The undersigned, being all the Directors of Residential Funding
Corporation, a Delaware corporation (the "Corporation"), do hereby consent in writing that the following resolutions shall have the same force and effect as if adopted at a Meeting of the Board of Directors of the Corporation.

          RESOLVED, that the Corporation be, and hereby is, authorized to act as master servicer (the "Master Servicer"), manager (the "Manager") or administrator (the "Administrator") in connection with the creation and sale, either directly to investors or to one or more registered broker-dealers, including affiliates (the "Purchasers") by Residential
     Funding Mortgage Securities I, Inc. ("RFMSI") of mortgage pass-through certificates (the "Certificates"), having such designations, original principal amounts, pass-through rates and such other terms, all substantially as set forth in a Registration Statement on Form S-3 filed by
     RFMSI with the Securities and Exchange Commission on or about December 20,
     2005 to effect the registration of up to $1,000,000 of Certificates (such registration statement, in the form in which it was executed, including any and all exhibits thereto, together with any amendment (the "Pre-Effective
     Amendment") thereto which shall be subsequently executed and filed, in order to effect the registration of an additional $10,000,000,000 of
     Certificates, is herein called the "Registration Statement"), and in the
     Prospectus and Prospectus Supplement and any Private Placement Memorandum
     prepared by RFMSI, relating to the Certificates of each Series issued under the Registration Statement (each, a "Series");

          RESOLVED, that the proposed form and terms of any Pooling and
     Servicing Agreement or Trust Agreement, Indenture, Mortgage Loan Purchase
     Agreement, Servicing Agreement, Custodial Agreement, Underwriting
     Agreement, Purchase Agreement, Placement Agreement Indemnification
     Agreement, Insurance Agreement, Letter of Credit or any other similar or related agreement, document or instrument for any series of Certificates
     (collectively, the "Agreements") with respect to the Certificates of any
     Series (as described in the Registration Statement and the Prospectus and
     Prospectus Supplement and any Private Placement Memorandum relating to such
     Certificates or in a form previously agreed to by the Corporation) are hereby approved and that the President, any Managing Director, and any other officer listed on the attached Exhibit B, which may be amended from time to time by the signature of one member of the board of directors (the
     "Board of Directors") be, and each of them hereby is, authorized to execute and deliver the Agreements, generally in a form constituting a part of the
     Registration Statement or previously executed by the Corporation, with such changes as any of such officers (the "Authorized Officers") may deem necessary or advisable;

          RESOLVED, that for any Series, the conveyance to RFMSI for conveyance to the Trust Fund with respect to such Series (each, a "Trust Fund") of mortgage loans or mortgage-backed securities (or other collateral described in the Registration Statement) having approximate aggregate principal amounts equal to the aggregate principal amounts of the Certificates that constitute the Series, in return for cash or such Certificates, or any combination thereof, as specified in the Assignment and Assumption
     Agreement or Mortgage Loan Purchase Agreement, is approved by the
     Corporation;

          RESOLVED, that the proposed form and terms of any Assignment and
     Assumption Agreement, Mortgage Loan Purchase Agreement or any similar agreement, document or instrument between RFMSI and the Corporation relating to the sale of the mortgage loans by the Corporation to RFMSI, and as described in the Registration Statement, the Prospectus and Prospectus
     Supplement and any Private Placement Memorandum for any Series are approved by the Corporation, and the Authorized Officers be, and each of them hereby is, authorized to execute and deliver on behalf of the Corporation any such
     Assignment and Assumption Agreement or Mortgage Loan Purchase Agreement,
     generally in a form previously executed by the Corporation, with such changes as any of the Authorized Officers deem necessary or advisable;

          RESOLVED, that any class or classes of Certificates of any Series that have not been distributed to the public and that are acquired by the
     Corporation at the time of issuance or thereafter from an affiliate are hereby authorized to be sold by the Corporation at any time after issuance pursuant to an Underwriting Agreement, Purchase Agreement, Placement
     Agreement or otherwise, including for the purpose of creating a new Series of Certificates;

          RESOLVED, that if any class or classes of Certificates of any Series
     (i) are subject to a letter of credit, corporate guaranty or any other similar credit enhancement provided or supported by either the Corporation or Residential Capital Corporation, or for any subsidiary of GMAC RFC
     Holding Corp., or any of their respective affiliates, or, in respect of any such class or classes of Certificates, the Corporation or Residential
     Capital Corporation, or any subsidiary of GMAC RFC Holding Corp., or any of their respective affiliates, makes any representation, covenant, or assurance regarding the future performance of the mortgage loans, recoveries in the event of foreclosure, prepayment, performance or other similar financial guarantees, or (ii) derive their payments from a mortgage pool that contains mortgage loans secured by properties located in the
     Commonwealth of Puerto Rico, then in each case, the matters contained herein with respect to such Series must also be approved by two of the
     President, Chief Financial Officer, Treasurer or Assistant Treasurer, such approval to be evidenced by their execution of a Certificate of Approval in substantially the form attached hereto as Exhibit A;

          RESOLVED, that the Corporation be, and hereby is, authorized to sell mortgage loans or participation interests therein, and to act as Master
     Servicer, Manager or Administrator or in a similar capacity with respect to such mortgage loans in an aggregate amount of over $2.0 billion for each individual sale, provided that such sale has also been

                                        4

     approved by the execution of a Certificate of Approval in substantially the form attached hereto as Exhibit A;

          RESOLVED, that, in connection with any such individual sale of mortgage loans or participation interests therein, the proposed form and terms of any Participation and Servicing Agreements, Sale and Servicing
     Agreements or any similar agreements, generally in a form previously executed by the Corporation and any custodial agreements and any similar agreements, generally in a form previously executed by the Corporation, are hereby approved and that the Authorized Officers be, and each of them hereby are, authorized to execute and deliver such agreements, with such changes as any of the Authorized Officers may deem necessary or advisable;

          RESOLVED, that the execution of any agreement, instrument or document by an Authorized Officer of the Corporation pursuant to these resolutions shall constitute conclusive evidence of the approval of, and of that
     Authorized Officer's authority to execute, such agreement, instrument or document;

          RESOLVED, that the Authorized Officers, the Secretary or any Assistant
     Secretary of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the
     Authorized Officers, the Secretary or any Assistant Secretary deem necessary or advisable to carry out the purpose and intent of the foregoing resolutions or of a Certificate of Approval;

          RESOLVED, that the Authorized Officers, the Secretary, any Assistant
     Secretary of the Corporation or any attorney-in-fact of the Corporation be, and each of them hereby is, authorized to attest and affix the corporate seal of the Corporation to any agreement, instrument or document executed pursuant to any of the foregoing resolutions or pursuant to a Certificate of Approval by impressing or affixing such seal thereon or by imprinting or otherwise reproducing thereon a facsimile thereof; and

          RESOLVED, that any actions of the Board of Directors, the Authorized
     Officers, the Secretary or any Assistant Secretary of the Corporation in
     furtherance of the purposes of the foregoing resolutions or of a
     Certificate of Approval, whether taken before or after the adoption or effectiveness of these resolutions or the execution of a Certificate of
     Approval, respectively, are hereby approved, confirmed, ratified and adopted,(if in furtherance of the purposes of these resolutions), and shall be approved, confirmed, ratified and adopted upon execution of such
     Certificate of Approval (if in furtherance of the purposes of such
     Certificate of Approval).

                                        5

     IN WITNESS WHEREOF, the undersigned Directors have executed this Unanimous
Written Consent this 20th day of December, 2005.

/s/ Davee L. Olson                       /s/ Bruce J. Paradis
--------------------------------------   ---------------------------------------
Davee L. Olson                           Bruce J. Paradis

/s/ David C. Walker
--------------------------------------
David C. Walker

                                                                       EXHIBIT A

                             CERTIFICATE OF APPROVAL
                         RESIDENTIAL FUNDING CORPORATION

     Residential Funding Corporation (the "Corporation") is authorized to execute the agreements and to take such other action as described in the resolutions adopted by Unanimous Written Consent of Directors in Lieu of Meeting
of Board of Directors of the Corporation dated _________________, 2005 with respect to the Certificates of the Series described below upon the execution of this Certificate of Approval by the undersigned officers, acting pursuant to authority granted to them in said Unanimous Written Consent:

     Series ___________________________, Class(es) _________________________, to
     be issued on __________, pursuant to a Pooling and Servicing Agreement,
     Indenture, or Trust Agreement dated as of __________ among the Corporation,
     _______________________ and _____________________, as Trustee.

Date: ___________________               RESIDENTIAL FUNDING CORPORATION*

                                        By:
                                            ------------------------------------
                                            President

                                        By:
                                            ------------------------------------
                                            Treasurer

                                        By:
                                            ------------------------------------
                                            Acting Chief Financial Officer

* At least two of the three designated officers must sign.

                                                                       EXHIBIT B

                           LIST OF AUTHORIZED OFFICERS

                                DECEMBER 20, 2005

------------------------------------
Lisa R. Lundsten   Managing Director
------------------------------------
Karen Fox          Director
------------------------------------
Jill M. Johnson    Director
------------------------------------
Heather Anderson   Associate
------------------------------------
Benita Bjorgo      Associate
------------------------------------
Tim Jacobson       Associate
------------------------------------
Joe Orning         Associate
------------------------------------
Mark White         Associate
------------------------------------